Earnings per share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings per share

Note 11 — Earnings per share

The Company computed earnings per share (“EPS”) in conformity with the two-class method required for participating securities. Undistributed earnings allocated to participating securities are subtracted from net income in determining net income attributable to common stockholders. The Company allocated income between its common and preferred shareholders only for the periods the preferred stock was outstanding, which was January 1, 2020 to March 4, 2020 and May 6, 2019 to December 31, 2019. There was no preferred stock outstanding March 5, 2020 to December 31, 2020 and January 1, 2019 to May 6, 2019. As the Company was in a net loss position for the twelve months ended December 31, 2020, the net loss was allocated entirely to common shareholders.

All participating securities are excluded from basic weighted-average number of common shares outstanding. Diluted EPS is computed by dividing net income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if the potentially dilutive securities had been issued. Potentially dilutive securities include outstanding stock options, restricted stock units, performance stock units, and convertible preferred securities. The dilutive effect of potentially dilutive securities is reflected in diluted EPS in order of dilution and by application of the treasury stock method and the if-converted method for stock-based compensation and convertible preferred securities, respectively.

The following table sets forth the computation of basic and diluted EPS of common stock as follows:

	For the years ended December 31,
	2020	2019	2018
	(in thousands, except per share data)
Numerator for basic earnings per share
Net income/(loss)	$(12,599)	$10,807	$9,228
Less: Income attributable to preferred shareholders	—	(377)	—
Net income/(loss) available to common shareholders	(12,599)	10,430	9,228

Denominator for basic earnings per share
Weighted-average shares outstanding – basic	44,737	21,118	20,217
Basic earnings/(loss) per share	$(0.28)	$0.49	$0.46

Numerator for diluted earnings per share
Net income available to common shareholders	$(12,599)	$10,430	$9,228

Denominator for diluted earnings per share
Basic weighted-average common shares outstanding	44,737	21,118	20,217
Add: Dilutive impact of options in the money	—	4	—
Weighted-average shares outstanding for diluted earnings per share	44,737	21,122	20,217
Diluted earnings/(loss) per share	$(0.28)	$0.49	$0.46

The denominator used in the calculation of basic and diluted EPS has been retrospectively adjusted for the recapitalization of the Company’s shares as a result of the Business Combination as further described in Note 3. The following potential common shares, presented based on amounts outstanding at each period end and adjusted for the stock split as a result of the transaction, were excluded from the calculation of diluted net loss per share attributable to common stockholders for the periods indicated because including them would have had an anti-dilutive effect:

	For the twelve months ended December 31,
Potential common shares	2020	2019	2018
	(in thousands)
Convertible preferred stock	1,048	1,048	—
Stock options to purchase common stock	8,866	—	5,579
Restricted stock units	3,054	—	—
Performance stock units	1,453	—	—
Warrants to purchase common stock	11,347	—	—
Total	25,768	1,048	5,579